                                                                   EXHIBIT 10.15

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              AMERICAS TOWER PARTNERS and MONTICELLO REALTY, L.L.C.

                                       and

                       MONTICELLO RACEWAY MANAGEMENT, INC.

                                -----------------

                                 NON-DISTURBANCE

                            AND ATTORNMENT AGREEMENT

                                -----------------

                                October 29, 2003

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This instrument affects real property  situated,  lying and being in Monticello,
Sullivan County, New York, known as follows:

                    SECTIONS:                     101, 102, 12
                    BLOCKS:                       1,4
                    LOTS:                         1.1, 1.3, 1,
                                                  37.6, 46.2,
                                                  48,64

RECORD AND RETURN TO:

Latham & Watkins
885 Third Avenue, Suite 1000
New York, New York 10022-4802

Att'n: James I. Hisiger, Esq.

Title No.: TBA-01024-SU

Latham & Watkins File No.: 025709-0005

                                 NONDISTURBANCE

                            AND ATTORNMENT AGREEMENT

    This  NONDISTURBANCE AND ATTORNMENT  AGREEMENT (the "AGREEMENT") is made and entered into as of October _, 2003, by and between  Americas Tower  Partners,  a
New York general partnership,  and Monticello Realty, L.L.C., a Delaware limited liability  company,  each of whose  address is c/o  Patterson,  Belknap,  Webb &
Tyler, LLP, 77 East 77th Street, New York, New York 10022 (together with each of their successors,  assigns,  legal  representatives,  designees,  nominees,  and wholly owned  subsidiaries,  "SENIOR ESTATE  HOLDER"),  and  Monticello  Raceway
Management,  Inc.,  a New York  corporation,  whose  address  is the  Monticello
Raceway,  Route  17B,  Monticello,   New  York  12701-5193  (together  with  its
successors, assigns and legal representatives,  "TENANT") [Add Berkshire Bank?].
This Agreement is entered into with reference to the following facts:

    A. Catskill Development, L.L.C., a New York limited liability company, whose address is the Monticello Raceway,  Route 17B,  Monticello,  New York 12701-5193
(together with its predecessors,  successors,  assigns, designees, and nominees,
"LANDLORD")  owns the real property  described in EXHIBIT A,  commonly  known as
Monticello Raceway (such real property,  including all buildings,  improvements, structures  and fixtures  located  thereon the "PROJECT  SITE").  Landlord's fee estate in and to the Project Site is referred to as "LANDLORD'S ESTATE."

    B. As security for a loan in the original amount of $5,000,000 (as increased or  decreased  from  time  to  time,  the  "LOAN")  and  for  all of  Landlord's obligations  pursuant to any and all other  documentation  entered into or to be entered into from time to time with respect to the Loan, Landlord has encumbered
Landlord's Estate by entering into that certain Mortgage, dated October 1, 1999, in favor of Senior Estate Holder (as amended, modified or supplemented from time to time, the "MORTGAGE";  and the estate thereunder,  the "SENIOR ESTATE").  The
Mortgage  was  recorded on November  21,  2002,  at Book 2488,  Page 446, of the
Official Records of County of Sullivan, State of New York (the "LAND RECORDS").

    C. Pursuant to a certain Agreement of Lease, dated as of the date hereof (as amended and modified, the "LEASE"),  Landlord demised to Tenant the Project Site
(the "TENANT'S PREMISES").  A memorandum of the Lease is to be recorded prior to the recording of this Agreement in the Land Records.

    D.  Pursuant  to the  Lease,  Tenant  has  agreed  to pay  Landlord  certain payments,  including fixed or base rent,  additional rent, and any and all other payments of any kind provided for or required under the Lease (the "RENT").

    E.  Concurrently  with the  execution  and delivery of the Lease,  Tenant is executing a certain Leasehold Mortgage, Security Agreement, Assignment of Leases
and Rents and  Fixture  Filing,  dated as of the date of the Lease (as  modified from time to time,  the  "BERKSHIRE  MORTGAGE") in favor of The  Berkshire  Bank
(together with its nominees,  its successors and/or its assigns,  the "LEASEHOLD
MORTGAGEE"),  securing  a loan  in the  original  amount  of  $3,500,000  by the
Leasehold  Mortgagee to Tenant (the "BERKSHIRE LOAN"), and encumbering  Tenant's
Premises  and all of  Tenant's  right,  title and  interest  in and to the Lease
("TENANT'S ESTATE").

    F.  Tenant and Senior  Estate  Holder  desire to  confirm  their  rights and obligations  if and when Senior  Estate  Holder  exercises any of its rights and remedies  as holder of the  Senior  Estate  and  becomes  the  holder of, or has terminated, Landlord's Estate (an "ENFORCEMENT PROCEEDING").

    G. Tenant and Senior Estate  Holder desire to establish and confirm  certain rights  in favor  of the  Leasehold  Mortgage  in the  event of any  Enforcement
Agreement.

    NOW,  THEREFORE,  for and in consideration  of the premises,  and the mutual covenants contained herein, and for other good and valuable  consideration,  the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.  ENFORCEMENT PROCEEDING; RECOGNITION, ATTORNMENT AND NONDISTURBANCE.

    If Senior Estate Holder commences any Enforcement  Proceeding,  then whether or not Tenant was named in such Enforcement  Proceeding,  the parties shall have the following rights and obligations.

2.  ATTORNMENT AND NONDISTURBANCE.  If and only if (a) the Lease is in full force and  effect;  (b) Tenant is not in default of any of its  obligations  under the
Lease beyond any applicable notice and cure period; (c) Tenant is not in default beyond  applicable  notice and cure periods in performing its obligations  under this Agreement; and (d) if an Enforcement Proceeding has been completed,  Tenant has attorned (or attorns prior to the sale of Landlord's Estate pursuant to such
Enforcement  Proceeding)  to Senior Estate Holder as required by this  Agreement then,  subject to the terms and  conditions  of this  Agreement,  Senior  Estate
Holder  shall  not  name  or  join  Tenant  as a  defendant  in any  Enforcement
Proceeding  unless  such  joinder is  required  by law in order to perfect  such
Enforcement  Proceeding.  In addition:  (i) Tenant shall recognize and attorn to
Senior Estate Holder as Tenant's  direct  Landlord under the Lease;  (ii) Senior
Estate Holder shall honor the Lease and Tenant's  rights  thereunder;  (iii) the
Lease and Tenant's rights  thereunder shall continue in full force and effect as a direct lease between  Senior  Estate Holder and Tenant in accordance  with the terms  of the  Lease  and  shall  not be  terminated  or  disturbed,  except  in accordance with the terms of the Lease;  (iv) neither the  commencement  nor the completion of Senior Estate Holder's Enforcement  Proceeding shall terminate the
Lease or disturb  Tenant in the  possession  and use of Tenant's  Premises;  (v)
Tenant shall have the same remedies  against Senior Estate Holder for the breach of the Lease that  Tenant  would have had against  Landlord  if the  Enforcement
Proceeding had not been completed;  and (vi) Senior Estate Holder shall have the same  remedies  against  Tenant for Tenant's  breach of the Lease that  Landlord would  have  had  against  Tenant  if the  Enforcement  Proceeding  had not been completed ("i" through "vi," collectively,  an "ATTORNMENT").

3.  IMPLEMENTATION OF ATTORNMENT.

    In connection with any Attornment,  notwithstanding anything to the contrary in the Lease or this  Agreement  (but  subject  to the  provisions  of Section 6 below), Tenant and Senior Estate Holder agree as follows.

    3.1. EFFECT OF ATTORNMENT;  FURTHER DOCUMENTATION.  Such Attornment shall be effective and self-operative without the execution of any further instruments by
Senior Estate Holder or Tenant.

    3.2.  SENIOR  ESTATE  HOLDER  PROTECTIONS.  Notwithstanding  anything to the contrary  in the Lease,  the  instrument  creating  the Senior  Estate,  or this
Agreement, from and after any Attornment neither Senior Estate Holder nor anyone claiming  by,  through,  or  under  Senior  Estate  Holder  shall,  directly  or indirectly,  be liable for, or bound by, any of the matters described below (the following  exclusions  and  limitations  are  referred to as the "SENIOR  ESTATE
HOLDER PROTECTIONS"). Senior Estate Holder shall not be:

        3.2.1.  CLAIMS AGAINST LANDLORD.  Liable in any way, including by way of offset, defense, claim, counterclaim,  reduction, deduction, abatement, or right of recoupment (the foregoing,  collectively,  "OFFSET RIGHTS"),  with respect to any  claim  of any kind  whatsoever  that  Tenant  may  have  against  Landlord, including any claim for damages of any kind whatsoever (including  consequential damages) as the result of any act,  omission or default of Landlord,  or for any claim that Tenant may have against  Landlord,  or any other matter that occurred before the date of Attornment, except that Senior Estate Holder shall be subject to any Offset Rights expressly  provided for by the terms of the Lease and shall be responsible  for all  performance  obligations by Landlord from and after the date that Senior  Estate Holder  succeeds to the  Landlord's  Estate;  provided, however,  that Tenant and/or (as applicable) the Leasehold  Mortgagee shall have the full benefit as against Senior Estate Holder of the rent deferral  rights of
Tenant and Leasehold Mortgagee under Section 3.1.3 of the Lease; or

        3.2.2. PREPAYMENTS. Bound by any prepayment of Rent that Tenant may have made to Landlord,  other than Rent for the month in which Senior  Estate  Holder succeeds to Landlord's rights under the Lease; or

        3.2.3.  PAYMENT;  SECURITY DEPOSIT.  Bound by any obligation to make any payment  to Tenant  (including  reimbursement  of any  security  deposited  with
Landlord,  unless such security has actually been physically delivered to Senior
Estate Holder); or

        3.2.4.   MODIFICATION,   AMENDMENT,  ETC.  Bound  by  any  modification,
amendment,  cancellation,  termination,  surrender,  abridgment  or other change affecting the Lease made without written consent by Senior Estate Holder.

4.  RENT PAYMENT.

        Upon written request by Senior Estate Holder (a "RENT PAYMENT  NOTICE"),
Tenant shall from and after receipt of such Rent Payment  Notice pay all Rent to
Senior Estate  Holder or as Senior Estate Holder shall direct in writing,  until such time as Senior Estate  Holder  directs  otherwise in writing.  Tenant shall comply with any Rent Payment Notice  notwithstanding any contrary  instructions, directions or assertions from Landlord. In connection with the foregoing, Senior
Estate Holder and Tenant further agree and acknowledge  that any dispute between
Senior Estate Holder and Landlord as to Senior Estate  Holder's right to collect
Rent, or with respect to any  Enforcement  Proceeding,  shall be resolved solely between Senior Estate Holder and

Landlord, and Tenant shall not be made a party thereto (unless required by law).
As between Senior Estate Holder and Tenant, if and when Senior Estate Holder has given Tenant a Rent Payment Notice, Tenant's obligation to comply with such Rent
Payment  Notice  shall  be  absolute  and  unconditional.

5.  NOTICES; LEASE TERMINATION.

        5.1.  COPIES OF NOTICES.  Tenant  agrees to send Senior  Estate Holder a copy of any notice or  statement  under the Lease at the same time Tenant  sends such notice or statement to Landlord.

        5.2.  TERMINATION  OF LEASE.  Subject  to the  provisions  of  Section 6 hereof,  if the Lease  terminates  for any  reason,  including  pursuant  to the operation of a conditional  limitation or other termination  clause contained in the Lease,  but excluding any  purported  termination  of the Lease made without
Senior Estate  Holder's  written  consent,  then this  Agreement and any and all rights of Tenant hereunder shall automatically terminate,  expire and come to an end as fully and completely as if this Agreement had never been entered into.

6. LEASEHOLD  MORTGAGEE  PROTECTIONS.  Notwithstanding  anything to the contrary contained in this Agreement,  the Mortgage or any other document to which Senior
Estate Holder and/or  Tenant is a party,  until such time as the Berkshire  Loan
(including all principal,  interest and other amounts due  thereunder)  has been indefeasibly paid in full, the following provision shall apply:

        6.1.  CONSENT.  Senior Estate Holder hereby  consents to the  execution, delivery and  recording of the  Leasehold  Mortgage by Tenant  against  Tenant's
Estate.

        6.2. COPIES OF NOTICES.  Concurrently with the delivery of any notice by
Senior Estate Holder to Landlord under the Mortgage,  Senior Estate Holder shall deliver  a  copy  of  such  notice  to  the  Leasehold  Mortgagee  at  Leasehold
Mortgagee's  address  specified in Section 7 below,  or at such other address as shall be specified by Leasehold Mortgagee in writing to Senior Estate Holder.

        6.3.  OPPORTUNITY  TO CURE AND PREVENT LEASE  TERMINATION.  In the event that  Senior  Estate  Holder  (i)  elects to join  Landlord  in any  Enforcement
Proceeding  or (ii) desires to terminate the Lease by reason of a failure of the conditions to an Attornment specified in Section 2 hereof,  Senior Estate Holder shall give written notice to Leasehold Mortgagee,  and Leasehold Mortgagee shall
have  the  right  to  deliver  to  Landlord  and  to  Senior   Estate  Holder  a
"Nullification  Notice"  pursuant to the  provision of Section 11.2 of the Lease within thirty (30) days after delivery of Senior Estate Holder's notice pursuant to this Section 6.3, and upon such delivery,  Leasehold Mortgagee shall have the rights and obligations  specified in Sections 11.2 and 11.3 of the Lease and the
Lease shall not terminate as provided therein.

        6.4. PERFORMANCE BY LEASEHOLD MORTGAGEE.  Leasehold Mortgagee shall have the right, but not the obligation, to perform any obligation of Tenant under the
Lease and to remedy any default by Tenant.  Senior  Estate  Holder  shall accept performance by or at the instigation of a Leasehold  Mortgagee in fulfillment of
Tenant's  obligations,  for the  account  of Tenant  and with the same force and effect as if performed by Tenant. No performance by or on behalf of

Leasehold  Mortgagee  shall cause it to become a "mortgagee  in  possession"  or otherwise  cause it to be deemed to be in  possession  of  Tenant's  Premises or bound by or liable under the Lease.

        6.5.  NEW  LEASE.  In the  event  that the Lease is  terminated  for any reason,  Senior Estate Holder agrees Leasehold Mortgagee shall have the right to require  the  execution  and  delivery  of a new  lease in  favor  of  Leasehold
Mortgagee or its designee as specified in Section 11.4 of the Lease.

        6.6. CASUALTY, CONDEMNATION PROCEEDS. The provisions of Articles 3 and 4 of the Leasehold  Mortgage  shall apply,  notwithstanding  any conflict with the provisions  of  Articles  7, 11 and 28 of the  Lease  and any  provision  of the
Mortgage.

        6.7.  MODIFICATION,  AMENDMENT,  ETC.  Leasehold  Mortgagee shall not be bound by any  modification or amendment (other than to extend the term thereof), or increase in the Mortgage or, to the extent secured by Landlord's  Estate, the
Loan, made without the prior written consent thereof by Leasehold Mortgagee.

        6.8. THIRD PARTY  BENEFICIARY.  Leasehold  Mortgagee is an express third party beneficiary of this Agreement.

7.  SUBORDINATION.

        Tenant confirms that  notwithstanding  the provisions of this Agreement, the Lease shall be and shall at all times remain subject and  subordinate to the lien on the Project Site held by Senior Estate Holder,  which  subordination  is also confirmed in Section 22.4 of the Lease.

8. NOTICES.

        All  notices or other  communications  required or  permitted  under the terms  hereof  shall be given in the  manner  provided  for in Article 27 of the
Lease,  which section is incorporated  by reference in this  Agreement.  Without limiting the other  provisions of this paragraph  relating to  effectiveness  of notices, any notice to Tenant under this Agreement shall be deemed effective for all purposes when and if actually  received by Tenant,  whether or not delivered in  compliance  with this  paragraph.

        Notices to Senior Estate Holder shall be addressed as follows:

        Americas Tower Partners
        Monticello Realty, L.L.C.
        [c/o Patterson, Belknap, Webb & Tyler, LLP
        77 East 77th Street
        New York, New York 10022]
        Att'n:
        Telephone:
        Facsimile:

        with a copy to:

        Patterson, Belknap, Webb & Tyler LLP
        [1133 Avenue of the Americas
        New York, New York 10036]
        Att'n: Henry Bubel, Esq.
        Telephone:
        Facsimile:

        Notices to Tenant shall be addressed as follows:

        Monticello Raceway Management, Inc.,
        Monticello Raceway,
        Route 17B
        Monticello, New York 12701-5193

        Notices to Leasehold Mortgagee shall be addressed as follows:

        The Berkshire Bank
        4 East 39th Street
        New York, New York 100_
        Attention: President

        with a copy to:

        Blank Rome LLP
        405 Lexington Avenue
        New York, New York 10174
        Attention: Emanuel J. Adler, Esq.

9.      MISCELLANEOUS.

        9.1.  SUCCESSORS AND ASSIGNS.  This Agreement shall bind and benefit the parties and their  successors and assigns.  The parties further agree as follows with respect to assignments or transfers.

        9.2.  TRANSFER BY SENIOR ESTATE HOLDER.  If Senior Estate Holder assigns or transfers the Senior Estate or its interest as Landlord under the Lease, then all  obligations  and  liabilities  of Senior Estate Holder under this Agreement andlor  the Lease  shall  terminate,  and  thereupon  all such  obligations  and liabilities  shall be solely the  responsibility of the party to whom the Senior
Estate or the  landlord's  estate  under the Lease is assigned  or  transferred, which assignee shall be deemed to have assumed such  obligations and liabilities subject to the limitations of liability  contained in this Agreement,  including this paragraph.

        9.3. ENTIRE AGREEMENT.  This Agreement  constitutes the entire agreement of Tenant and Senior Estate Holder between  themselves as to Tenant's  Premises, the Lease,  and any Enforcement  Proceeding.  In the event of any  inconsistency between this  Agreement and the Lease,  this  Agreement  shall govern as between
Senior  Estate  Holder and  Tenant,  even if Senior  Estate  Holder  succeeds to
Landlord's position as Landlord under the Lease.

        9.4. PARTIAL INVALIDITY.  If any provision(s) of this Agreement are held to be invalid,  illegal or unenforceable  in any respect,  then such invalidity, illegality  or  unenforceability  shall not affect any other  provision  of this
Agreement,  except  that  if such  invalidity,  illegality  or  unenforceability prevents Senior Estate Holder from enforcing a Rent Payment  Notice,  or impairs or limits any of the Senior Estate Holder Protections, then Senior Estate Holder shall be entitled at its option to terminate  and rescind this  Agreement in its entirety.

        9.5. INTERPRETATION; GOVERNING LAW. In this Agreement, "including" means
"including without limitation." The interpretation,  validity and enforcement of this Agreement shall be governed by and construed under the laws of the State of
New York without regard to its principles of conflict of laws.

        9.6. AMENDMENTS. This Agreement may be amended, discharged or terminated only by a written  instrument  executed  by the  parties.  Amendments  shall not require  Landlord's  consent.  Each  party  covenants  not to rely  on any  oral modification, amendment or cancellation of this Agreement.

        9.7.  EXECUTION.  This  Agreement  may  be  executed  in any  number  of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which  counterparts  taken together shall  constitute but one and the same instrument.

        IN WITNESS  WHEREOF,  this  Agreement  has been duly  executed by Senior
Estate Holder and Tenant.

                              AMERICAS TOWER PARTNERS

                              By: /s/ Joseph Bernstein
                                 -----------------------------------------------
                                 Name:  Joseph Bernstein
                                 Title: Executive Vice President

                              MONTICELLO REALTY L.L.C.

                              By:  Manattan Development Corporation, its Manager

                              By: /s/ Joseph Bernstein
                                 -----------------------------------------------
                                 Name:  Joseph Bernstein
                                 Title: Executive Vice President

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK    )
                      ss.
COUNTY OF NEW YORK   )

        On the 28th day of October in the year 2003 before me, the  undersigned, personally appeared Joseph Bernstein,  personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities,  and  that by his  signatures  on the  instrument,  such  individual executed the instrument.

                              /s/ Laura J. Strache
                              --------------------------------------------------
                              Laura J. Strache
                              Notary Public, State of New York
                              No. 01ST6079803
                              Qualified in New York County
                              Commission Expires September 3, 2006

                              MONTICELLO RACEWAY MANAGEMENT, INC.

                              By: /s/ Thomas W. Aro
                                 -----------------------------------------------
                                 Name:   Thomas W. Aro
                                 Title:  CEO

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK    )
                      ss.
COUNTY OF NEW YORK   )

        On 28th day of  October in the year 2003  before  me,  the  undersigned, personally  appeared  Thomas W. Aro , personally  known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities,  and  that by his  signatures  on the  instrument,  such  individual executed the  instrument.

                               /s/ REGINA M HENSLEY
                              --------------------------------------------------
                              REGINA M HENSLEY

                                      S-2

        IN WITNESS  WHEREOF,  this Agreement has been duly executed by Landlord.

                              CATSKILL DEVELOPMENT, L.L.C.

                              By: /s/   Joseph Berstein
                                 -----------------------------------------------
                                 Name:  Joseph Berstein
                                 Title: Executive Vice President

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK    )
                      ss.
COUNTY OF NEW YORK   )

        On the 28th day of October in the year 2003 before me, the  undersigned, personally appeared Joseph Bernstein,  personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities,  and  that by his  signatures  on the  instrument,  such  individual executed the instrument.

                              /s/ Laura J. Strache
                              --------------------------------------------------
                              Laura J. Strache
                              Notary Public, State of New York
                              No. 01 ST6079803
                              Qualified in New York County
                              Commission Expires September 3, 2006

                                       S-3

        IN WITNESS  WHEREOF,  this  Agreement  has been duly  executed by Senior
Estate Holder and Tenant.

                              AMERICAS TOWER PARTNERS

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              MONTICELLO REALTY, L.L.C.

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              MONTICELLO RACEWAY MANAGEMENT, INC.

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              CATSKILL DEVELOPMENT, L.L.C.

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              THE BERKSHIRE BANK

                              By: /s/ Peter H. Kim
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK    )
                      ss.
COUNTY OF NEW YORK   )

        On   the_________________________   day  of  October,  2003,  before  me
personally  came________________________________________________________,  to me
known,    who,    being   by   me   duly    sworn,    did    depose    and   say
that_______________________________________________________________ resides at , that _ he is  the____________________________,  of________________________,  the
corporation described in and which executed the foregoing instrument; and that _
he  signed h_ name  thereto  by  authority  of the  board of  directors  of said corporation.

_________________________________
  Notary Public

STATE OF NEW YORK    )
                      ss.
COUNTY OF NEW YORK   )

        On   the_________________________   day  of  October,  2003,  before  me
personally  came_______________________________________________________,  to  me
known,    who,    being   by   me   duly    sworn,    did    depose    and   say
that_______________________________________________________________ resides at , that - he is  the____________________________  of_______________________.  , the
corporation described in and which executed the foregoing instrument; and that _
he  signed h_ name  thereto  by  authority  of the  board of  directors  of said corporation.

_________________________________
  Notary Public

STATE OF NEW YORK    )
                      ss.
COUNTY OF NEW YORK   )

        On the 29th day of October,  2003,  before me  personally  came Peter H.
Kim,  to me  known,  who,  being  by me duly sworn,  did  depose  and  say  that
___________________________  resides at  Morganville,  NJ,  that _he is the Vice
President of Berkshire  Bank,a  corporation  described in and which executed the foregoing instrument; and that __ he signed his name thereto by authority of the board of directors of said corporation.

/s/ Mariana Fradman
---------------------------------                                                                                                   MARIANA FRADMAN
Notary Public

                                    EXHIBIT A
                              (Description of Land)

        ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being

                                       -2-